                                                                    EXHIBIT 10.3

                               Amendment No. 2 to
                           Tenth Amended and Restated
         Investors' Rights Agreement (the "Investors' Rights Agreement")

            (a) Schedule A is hereby amended so as to add Ferghana Partners Inc. as a party to the Investors' Rights Agreement as an "Investor" as such term is used therein.

            (b) Section 2.1 is hereby amended so as to add a new defined term "Ferghana Registrable Securities" which shall read in its entirety as follows:

                  "(p) The term "Ferghana Registrable Securities" means (i) those shares of Common Stock issued or issuable upon conversion of the shares of Common Stock issued or issuable upon exercise of that certain Warrant Agreement by and between Acusphere and Ferghana Partners Inc. and issued in connection with Acusphere's consummation of strategic transaction with Nycomed Danmark APS on July 6, 2004 pursuant to that certain Letter Agreement by and between Acusphere and Ferghana Partners Inc. dated June 5, 2003 (the "Ferghana Warrant") and (ii) any common stock of Acusphere issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which the rights under this Section 2 are not assigned.

            (c) Section 2.1(k) is hereby amended so as to amend the definition of "Registrable Securities" so that such definition, as amended, shall read in its entirety as follows:

                  "(k) The term "Registrable Securities" means (A) (i) the Common Stock issuable or issued upon conversion of the Series A-1 Stock, the Series A-2 Stock, the Series B-1 Stock, the Series B-2 Stock, the Series C-1 Stock, the Series C-2 Stock, the Series D-1 Stock, the Series D-2 Stock, the Series E-1 Stock, the Series E-2 Stock, the Series F-1 Stock, the Series F-2 Stock, the Series I-1 Stock, the Series I-2 Stock, the Series J Stock, the Series J-1 Stock, the Series J-2 Stock and the Series J-3 Stock, (ii) any Common Stock of Acusphere issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) above, (iii) the Bridge Note Registrable Securities, (iv) the Bridge Warrant Registrable Securities, and (v) the Venture Lender Registrable Securities, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which the rights under this Section 2 are not assigned; (B) solely for the purposes of Sections 2.1, 2.3 through 2.15, 3.11, 4.1, 4.7 and 4.9 of this Agreement, the Alexandria Registrable Securities and the Venture Lender Registrable Securities; and (C) solely for purposes of Sections 2.1, 2.3, 2.5, 2.6 and 2.8 through 2.15, the Ferghana Registrable Securities."

            (e) Except as hereby amended, the Investors' Rights Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Tenth Amended and Restated Investors' Rights Agreement as of the day first above written.

                                       ACUSPHERE, INC.
                                       500 Arsenal Street
                                       Watertown, MA 02472

                                       By: /s/ Sherri C. Oberg
                                           -------------------------------------
                                           Sherri C. Oberg
                                           President and Chief Executive Officer

/s/ Robert Langer
-----------------------------
Robert Langer

POLARIS VENTURE PARTNERS, L.P.

By: Polaris Venture Management Co., LLC,
    Its General Partner

By: /s/ Terence McGuire
   ------------------------------------
    Member

POLARIS VENTURE FOUNDERS' FUND, L.P.

By: Polaris Venture Management Co., LLC,
    Its General Partner

By: /s/ Terence McGuire
   ------------------------------------
    Member

BANK OF AMERICA VENTURES

By: /s/ Kate D. Mitchell
   ------------------------------------

Title: President and Managing Director
      ---------------------------------

BA VENTURE PARTNERS II LLC

By: /s/ Kate D. Mitchell
   ------------------------------------

Title: Managing Director
      ---------------------------------

THOMAS WEISEL CAPITAL PARTNERS, L.P.

By: Tailwind Capital Partners LLC,
    its general partner

By: /s/ Douglas M. Karp
    -----------------------------------
Name:  Douglas M. Karp
Title: Managing Partner

TWP CEO FOUNDERS' CIRCLE (AI), L.P.

By: Tailwind Capital Partners LLC,
    its general partner

By: /s/ Douglas M. Karp
    -----------------------------------
Name:  Douglas M. Karp
Title: Managing Partner

TWP CEO FOUNDERS' CIRCLE (QP), L.P.

By: Tailwind Capital Partners LLC,
    its general partner

By: /s/ Douglas M. Karp
   ____________________________________

Name: Douglas M. Karp
Title: Managing Partner

THOMAS WEISEL CAPITAL PARTNERS (DUTCH), L.P.

By: Thomas Weisel Capital Partners (Dutch) LLC,
    its general partner

By: Tailwind Capital Partners LLC,
    its managing member

By: /s/ Douglas M. Karp
    __________________________________________

Name: Douglas M. Karp
Title: Managing Partner

THOMAS WEISEL CAPITAL PARTNERS
(DUTCH II), L.P.

By: Thomas Weisel Capital Partners (Dutch), LLC,
      its general partner

By: Tailwind Capital Partners LLC,
      its managing member

      /s/ Douglas M. Karp
By:__________________________________________
Name: Douglas M. Karp
Title: Managing Partner

THOMAS WEISEL CAPITAL PARTNERS EMPLOYEE FUND, L.P.

By: Tailwind Capital Partners LLC,
      its general partner

By: /s/ Douglas M. Karp
   ____________________________________

Name:  Douglas M. Karp
Title: Managing Partner

TWP 2000 CO-INVESTMENT FUND, L.P.

By: Thomas Weisel Capital Management LLC,
      its general partner

By: Thomas Weisel Partners Group LLC,
      its managing member

By: /s/ Jack Helfard
   ____________________________________

Name:  Jack Helfard
Title: Vice President